General Distribution Agreement

Party A: Tongyao Branch of Xiuzheng Pharmaceutical Group Marketing Co., Ltd.

Party B: Shandong Yaoyuan Pharmaceutical Company

The agreement is made by Party A and Party B with regards to the sales of Party A’ products of Party B in specified region through negotiation:

Part 1: Category, price and settlement
1.	Party B must distribute the products in Shandong Province only; it shall not sell in other regions.
2.	Party B shall supply the goods to the distributors or retailers in the sales region according to the agreed price of the two parties, and take the settlement monthly.
3.
If Party B disturbs the market order, such as selling fake commodities, privately raising or reducing the sales price and trafficking goods in other specified franchise region, Party A will not assume the sales goods; and it will cancel the sales qualification according to the situations.

Part 2: Right, obligation, responsibility and cooperation
4.	Party A shall assume the long-distance transportation charges from Party A’s location to Party B’s location; and Party B shall assume the charges like short-distance picking up.
5.	Party A and Party B shall possess legal drug operation qualification, and provide the complete legal documents and product materials needed by the operation.
6.
If there is quality problem caused by Party A, Party B shall indicate in written form within 7 days to Party A and negotiate to solve; and Party B shall assumed be the losses caused by the quality problems of Party B like serious damage and goods expiry.

7.
The two parties shall negotiate to extend the sales in this region, and Party A shall make and implement the advertising, promotion and market activities according to the actual situation; and Party B shall assist the operation.

8.	If Party B needs the help of Party A’s salesperson to expand the business, Party B shall provide the legal procedures and bills demanded by the market.
9.	Party A shall coordinate Party B to develop the promotion and training activities according to the demand of market distribution works.
10.
Party B shall maintain the image and reputation of Party A and its products, and coordinate to handle the consumer’s complaints, product quality consultancy, supervision & inspection of relevant department in the sales region guided by Party A.

11.
Party B shall try to coordinate Party A with regards to product propaganda, protection of intellectual property, investigating the fake (copy) products of Party A and outside contact works, and Party B shall actively develop the retailing business.

12.
Party A has right to supervise the products of Party A stored in Party B’s warehouse, and Party B shall coordinate Party A’s lot No. and serial No. of recorded product when taking the products in the warehouse. Party B shall provide real goods flow list and distribution invoice to Party A regularly each month.

13.	Other agreed matters:
(1)
(2)
(3)

Part 3: Additional provisions
14.
The unmentioned matters of this agreement herein shall be supplemented separately through the negotiation of the two parties, and the supplementary agreement has the same legal effect with this contract.

15.
The contract performance place is Tonghua City of Jilin Province. The disputes aroused from this contract shall be solved through the negotiation of both parties, if it fails to be solved in this way, it shall lodge the lawsuit to the people’s court at Party A’s location.

16.	The contract covers the term from Jan. 1, 2010 to Dec. 31, 2010.
17.	This contract has three copies, with Party A holding two and Party B holding one. This contract will take effect since the signature of both parties.

Party A: Tongyao Branch of Xiuzheng Pharmaceutical Group Marketing Co., Ltd.
Entrusted agent: Li Qiang
Date: Jan. 1, 2010

Party B: Shandong Yaoyuan Pharmaceutical Company
Entrusted agent: Shen Liang
Date: Jan. 1, 2010

总经销协议书

甲方：修正药业集团营销有限公司通药分公司

乙方：山东药源医药股份有限公司

经甲乙双方充分协商，就甲方生产的产品在指定区域由乙方销售事宜，达成一致。具体条款如下：

第一部分　品种、价格、结算

1、乙方必须在规定区域：山东地区之内，进行产品的分销。乙方不得跨区域销售。

2、乙方按双方约定的价格，向销售区域内的分销商或零售商供货，每月进行结算。

3、如果乙方出现严重扰乱市场秩序，如经营假货、私自抬高或降价销售、向非指定特许区域冲货，甲方不承担销售费用，并视情节取消乙方销售资格。

第二部分　权利、义务、责任、合作

4、由甲方到乙方所在地的长途运输费用由甲方承担。短途提货等费用由乙方承担。

5、甲乙双方都必须具备合法的药品经营资格，并相互提供经营所需的完整的法律文书、和产品资料等。

6、由甲方因素造成的产品质量问题，乙方应在7日内向甲方书面说明并协商解决；若由乙方因素造成的质量等问题，如严重损坏、产品过期等，损失由乙方负担。

7、甲乙双方应协力拓展本区域的销售业务。甲方根据市场实际情况制定和实施广告投放、产品促销、市场活动等，乙方应协助实施操作。

8、如因乙方网络限制，需由甲方业务员帮助乙方拓展联系业务时，乙方须提供市场所需的合法手续和票据。

9、甲方根据市场经销工作的需要，配合乙方开展促销、培训活动。

10、乙方应维护甲方及其产品的形象和声誉，在甲方指导下做好销售区域内消费者投诉、产品质量咨询、有关部门监督检查的配合工作。

11、乙方应努力协助甲方，做好产品宣传活动、保护知识产权、打击查处假冒（仿制）甲方产品、维权公关等工作。乙方必须积极开拓发展零售终端。

12、甲方有权对乙方库存的甲方产品进行监督，乙方入库时需配合甲方记录产品的批号、序列号。乙方每月定期向甲方提供真实的货物流向单、分销发票等相关信息资料。

13、其他约定事项：

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(1)

(2)

(3)

第三部分　附　则

14、本合同未尽事宜双方另行协商制定补充协议，补充协议与本合同具有同等效力。

15、本合同履行地为吉林省通化市。在履行中如发生纠纷，甲乙双方应通过协商解决，协商不成的，应向甲方所在地人民法院起诉。

16、合同期限自 2010 年 1 月 1 日至 2010 年 12 月 31 日。

17、本合同一式三份，甲方两份，乙方一份。自甲乙双方签字之日起正式生效。

甲方名称：修正药业集团营销有限公司通药分公司　乙方名称：山东药源医药股份有限公司

委托代理人：李强　　委托代理人：沈涛

签约时间：2010 年 1 月 1 日　　签约时间：2010 年 1 月 1 日

山东药源医药股份有限公司 3701000056039

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